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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 22, 2005

                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)

        DELAWARE                          0-13667               22-2677298
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)

  1386 BEULAH ROAD, BUILDING 801, PITTSBURGH, PA                      15235
    (Address of Principal Executive Offices)                        (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 243-3200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY IN A MATERIAL DEFINITIVE AGREEMENT

This Current Report on Form 8-K is being furnished to disclose that on May 18, 2005 Sky Bank increased the amount available under the base line of credit from $6.5 million to $8 million and extended the maturity date to June 6, 2007. Additionally, the interest rate on the line of credit was lowered from prime plus 1% to prime plus 1/4% and the Chief Executive Officer's limited personnel guarantee was removed.

A term loan of $400,000 for equipment purchases was also approved. The term loan matures in June 2009 with an interest rate of 7.25%.

The related loan documents were finalized and executed on June 22, 2005.



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ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)       Exhibits


EXHIBITS                              DESCRIPTION
--------                              -----------

10 Eleventh Amendment to Loan Agreement, dated June 22, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

10.1 Tenth Modification of Open-Ended Mortgage and Security Agreement, dated June 22, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

10.2     Termination Agreement, dated June 22, 2005, is made by and among John
         C. Regan and Sky Bank.

10.3 Facility Note F, dated June 22, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       PDG ENVIRONMENTAL, INC.




                                       By  /s/John C. Regan
                                           ---------------------
                                           JOHN C. REGAN
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER




Date:  June 22, 2005


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                                  EXHIBIT INDEX


10 Eleventh Amendment to Loan Agreement, dated June 22, 2005 ,is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

10.1 Tenth Modification of Open-Ended Mortgage and Security Agreement, dated June 22, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.

10.2 Termination Agreement, dated June 22, 2005, is made by and among John C. Regan and Sky Bank.

10.3 Facility Note F, dated June 22, 2005, is made by and among PDG Environmental, Inc., Project Development Group, Inc., Enviro-Tech Abatement Services, Inc., and PDG, Inc., and Sky Bank.



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